UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[X]      Soliciting Material Pursuant to Section 240.14a-12

                                 INFOSPACE, INC.
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                (Name of Registrant as Specified In Its Charter)
                       CASTLERIGG MASTER INVESTMENTS LTD.
                         SANDELL ASSET MANAGEMENT CORP.
                        CASTLERIGG INTERNATIONAL LIMITED
                    CASTLERIGG INTERNATIONAL HOLDINGS LIMITED
                     CASTLERIGG GLOBAL SELECT FUND, LIMITED
                                    CGS, LTD.
                          CASTLERIGG GS HOLDINGS, LTD.
                                THOMAS E. SANDELL
                                  NICK GRAZIANO
                                JONATHAN R. MACEY
                                 PAUL L. SCHAUT


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     On April 26, 2007, InfoSpace, Inc. (the "Company") and Sandell Asset
Management Corp. issued a press release in connection with the settlement of the proposed proxy solicitation by Sandell Asset Management Corp. and certain of its affiliates (the "Sandell Group"). A copy of the press release is filed herewith as Exhibit 1. The Sandell Group no longer plans to solicit proxies in connection with the Company's 2007 annual meeting of the stockholders.